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                                                                   EXHIBIT 10.45

                    AMENDMENT NO. 1 TO FOUNTAIN VIEW, INC.
                         REGISTRATION RIGHTS AGREEMENT


     This Amendment No. 1 to Registration Rights Agreement (the "Amendment") is
                                                                 ---------
entered into as of May 4, 1998 by and among (i) Fountain View, Inc., a Delaware corporation (the "Company"), (ii) Heritage Fund II, L.P., Heritage Investors II,
                  -------
L.L.C. and Heritage Fund II Investment Corporation  (collectively, "Heritage"),
                                                                    --------
(iii) Baylor Health Care System ("Baylor"), and (iv) Buckner Foundation
                                  ------
("Buckner").
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                             Preliminary Statement
                             ---------------------

     Reference is hereby made to that certain Registration Rights Agreement dated as of March 27, 1998 (the "Original Agreement") by and among the Company,
                                 ------------------
Robert Snukal, Sheila Snukal, William Scott, Heritage, and certain other parties.

     Heritage Fund II Investment Corporation ("HFIC") has purchased certain
                                               ----
securities of the Company (the "Securities") pursuant to the terms of an
                                ----------
Investment Agreement dated as of March 27, 1998. HFIC desires to transfer certain of the Securities to Baylor and Buckner, and Baylor and Buckner wish to purchase such Securities from HFIC. The Company and Heritage desire that such purchase and sale be consummated, and wish to amend the Original Agreement to add Baylor and Buckner as a party thereto and to make certain other changes.

     All capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Original Agreement.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Additional Party.  By its execution of this Amendment, each of Baylor
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and Buckner is hereby added as a party to the Original Agreement, and shall have the rights and obligations thereunder as a holder of Investor Registrable Securities, on a pari passu basis with the other holders of Investor Registrable Securities.

     2.   Provision of Notices.  The Company hereby covenants and agrees that,
          --------------------
for as long as Baylor or Buckner, respectively, holds warrants to purchase Common Stock of the Company and until such time as Baylor or Buckner, respectively, holds any shares of Common Stock of the Company, the Company will provide Baylor or Buckner, respectively, with copies of all written notices given by the Company to holders of Registrable Securities pursuant to the
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Original Agreement, at the same time and in the same manner as such written notices are provided to holders of Registrable Securities.

     3.   Amendment to Original Agreement.  Effective as of the date hereof, the
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Original Agreement is hereby amended as follows:

          3.1. Definition of Investor Registrable Securities.  The term
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"Investor Registrable Securities" as used in the Original Agreement is hereby amended to include within the definition thereof all shares of Common Stock of the Company held by Baylor or Buckner, including all shares of Common Stock issuable to Baylor or Buckner (or any of their permitted transferees under the Stockholders Agreement referred to in the Original Agreement) pursuant to warrants to purchase Series C Common Stock held by Baylor or Buckner, subject to the the terms and conditions applicable to Investor Registrable Securities as set forth in Section 4(a) of the Original Agreement, and the names "Baylor Health Care System" and "Buckner Foundation" (and the names of any of their permitted transferees under the Stockholders Agreement referred to in the Original Agreement) are hereby inserted into the list of holders of Investor Registrable Securities appearing in the Original Agreement.

          3.2. New Section 19.  A new Section 19 to the Original Agreement is
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hereby added as follows:

          "Section 19.  Addition of Subsequent Holders.  Any person who acquires
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     any shares of Registrable Securities in compliance with the terms and conditions of the Stockholders Agreement on or after the date hereof shall be entitled to become a party to this Agreement upon such person's execution of a counterpart to, or other written agreement to be bound by and to comply with all of the provisions of, this Agreement, and upon execution of such counterpart or other written agreement shall become a holder of Registrable Securities for purposes of this Agreement, such Registrable Securities to be of the same type (i.e., Investor Registrable Securities, Snukal Registrable Securities or Scott Registrable Securities) as were held by the transferor from whom such person acquired such shares."

     4.   Survival.  Except as specifically set forth herein, the Original
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Agreement shall remain in full force and effect. This Amendment shall be deemed part of, and construed in accordance with, the Original Agreement.

     5.   Miscellaneous.  This Amendment shall be binding upon and enforceable
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against the parties and their successors and permitted assigns. This Amendment shall not be amended, modified, revised, supplemented, or terminated unless mutually agreed in writing by all of the parties hereto. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of

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Massachusetts, without giving effect to conflicts of laws principles. This
Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be considered one and the same instrument.

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     IN WITNESS WHEREOF, this Amendment No. 1 to Registration Rights Agreement has been executed as a sealed instrument as of the day and year first above written.

                                    FOUNTAIN VIEW, INC.

                                    By: /s/ Robert Snukal
                                       -------------------------------
                                       Robert Snukal, President


                                    BAYLOR HEALTH CARE SYSTEM

                                    By: /s/ William S. Carter
                                       -------------------------------
                                       Name: William S. Carter
                                       Title: Executive Vice President


                                    BUCKNER FOUNDATION

                                    By: /s/ H. Allen Jordan
                                       -------------------------------
                                       Name: H. Allen Jordan
                                       Title: Senior Vice President &
                                              Chief Financial Officer

                                    HERITAGE FUND II, L.P.

                                    By: Heritage Partners
                                        Management Company Inc.,
                                        its general partner

                                    By: /s/ SIGNATURE ILLEGIBLE ^^
                                       -------------------------------
                                       Name:
                                       Title:


                                    HERITAGE INVESTORS II, L.L.C.

                                    By: HF Partners II, L.L.C.,
                                        its manager

                                    By: /s/ SIGNATURE ILLEGIBLE ^^
                                       -------------------------------
                                       Name:
                                       Title:


                                    HERITAGE FUND II
                                    INVESTMENT CORPORATION

                                    By: /s/ SIGNATURE ILLEGIBLE ^^
                                       -------------------------------
                                       Name:
                                       Title: